UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2005

LONG BEACH SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,

dated as of July 1, 2005, providing for the issuance of

Asset-Backed Certificates, Series 2005-WL1)

_________________________________________

(Exact name of registrant as specified in its charter)

333-109318

(Commission File Number)

Delaware	33-0917586
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

1400 South Douglass Road, Suite 100, Anaheim, California 92806

(Address of principal executive offices, with zip code)

(714) 939-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 20, 2005, Long Beach Securities Corp. (the “Depositor”), Long Beach Mortgage Company (the “Master Servicer”) and Deutsche Bank National Trust Company (the “Trustee”) entered into Amendment No. 1 to the Pooling and Servicing Agreement (the “Amendment”). The Amendment amends the Pooling and Servicing Agreement, dated as of July 1, 2005, among the Depositor, the Master Servicer and the Trustee (the “Pooling and Servicing Agreement”), to create two new Trust REMICs for tax purposes and to treat (i) the Class I/II-B2 Certificates and the Class I/II-B3 Certificates and (ii) the Class I/II-B4 Certificates, the Class III-B1 Certificates, the Class III-B2 Certificates and the Class III-B3 Certificates, respectively, as issued by such Trust REMICs and to exempt certain transfers of the Class I/II-B2 Certificates, the Class I/II-B3 Certificates, the Class I/II-B4 Certificates, the Class III-B1 Certificates, the Class III-B2 Certificates and the Class III-B3 Certificates from the requirements to deliver Transferor Certificates and Transferee Certificates.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description
4.1

* Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee

4.2

Amendment No. 1 dated October 20, 2005 to Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee

* Incorporated by reference from the Current Report on Form 8-K filed July 28, 2005 (File No. 333-109318-08).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONG BEACH SECURITIES CORP.

Date: October 25, 2005	By: /s/ James Mark
Name:	James Mark
Title:	Authorized Officer

Index to Exhibits

Exhibit No.	Description
4.1

* Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee

4.2

Amendment No. 1 dated October 20, 2005 to Pooling and Servicing Agreement, dated as of July 1, 2005, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee

* Incorporated by reference from the Current Report on Form 8-K filed July 28, 2005 (File No. 333-109318-08).

4